UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

Platform Specialty Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2014 by Platform Specialty Products Corporation (“Platform”), Platform entered into a Share Purchase Agreement with Nalozo S.à.r.l., pursuant to which Platform agreed to acquire Arysta LifeScience Limited (“Arysta”) for approximately $3.51 billion, subject to customary closing conditions (the “Arysta Acquisition”). There can be no assurance that the proposed Arysta Acquisition will close, or be completed in the time frame, on the terms or in the manner currently anticipated.

Arysta’s audited consolidated balance sheets as of January 1, 2012 and December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the two years in the period ended December 31, 2013 (prepared in accordance with International Financial Reporting Standards (“IFRS”)) were filed as Exhibit 99.2 to Platform’s Current Report on Form 8-K filed with the SEC on November 3, 2014, and are incorporated by reference in this Item 8.01.

The purpose of this Current Report on Form 8-K is to voluntarily file the following information and financial statements:

(i) Arysta Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012, and the unaudited nine-month periods ended September 30, 2014 and 2013, which is attached hereto as Exhibit 99.2 and is incorporated by reference in this Item 8.01;

(ii) Arysta’s unaudited consolidated balance sheet as of September 30, 2014 and the related unaudited consolidated statements of income, comprehensive income, changes in equity and cash flows for the nine-month periods ended September 30, 2014 and 2013, which are attached hereto as Exhibit 99.3 and are incorporated by reference in this Item 8.01; and

(iii) Platform’s unaudited pro forma combined consolidated balance sheets as of September 30, 2014 and the related unaudited pro forma combined consolidated statements of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the proposed Arysta Acquisition, the acquisition by Platform of the Chemtura AgroSolutions business of Chemtura Corporation (the “CAS Acquisition”) and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the acquisition of MacDermid Holdings, LLC, completed on October 31, 2013 (the “MacDermid Acquisition”) and the related financings. The unaudited pro formas are attached hereto as Exhibit 99.4 and are incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Arysta’s audited consolidated balance sheets as of January 1, 2012 and December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the two years in the period ended December 31, 2013 (filed as Exhibit 99.2 to Platform’s Current Report on Form 8-K filed with the SEC on November 3, 2014, and incorporated herein by reference).

99.2	Arysta Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012 and the unaudited nine-month periods ended September 30, 2014 and 2013.

99.3	Arysta’s unaudited consolidated balance sheet as of September 30, 2014 and the related unaudited consolidated statements of income, comprehensive income, changes in equity and cash flows for the nine-month periods ended September 30, 2014 and 2013.

99.4	Platform’s unaudited pro forma combined consolidated balance sheets as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the proposed Arysta Acquisition, the CAS Acquisition and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the completed MacDermid Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

January 12, 2015	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Arysta’s audited consolidated balance sheets as of January 1, 2012 and December 31, 2013 and 2012 and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the two years in the period ended December 31, 2013 (filed as Exhibit 99.2 to Platform’s Current Report on Form 8-K filed with the SEC on November 3, 2014, and incorporated herein by reference).

99.2	Arysta Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012 and the unaudited nine-month periods ended September 30, 2014 and 2013.

99.3	Arysta’s unaudited consolidated balance sheet as of September 30, 2014 and the related unaudited consolidated statements of income, comprehensive income, changes in equity and cash flows for the nine-month periods ended September 30, 2014 and 2013.

99.4	Platform’s unaudited pro forma combined consolidated balance sheets as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the proposed Arysta Acquisition, the CAS Acquisition and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the completed MacDermid Acquisition and the related financings.